UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

Keurig Dr Pepper Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6425 Hall of Fame Lane, Frisco, Texas 75034

(Address of principal executive offices) (Zip Code)

(800) 527-7096

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 26, 2026, Keurig Dr Pepper Inc. (the “Company”) announced that Maple Parent Holdings Corp. (the “Issuer”), a wholly-owned subsidiary of the Company, completed its previously announced private offerings of €3.0 billion euro denominated notes (the “Euro Notes”) and $2.55 billion USD denominated notes (the “USD Notes” and, together with the Euro Notes, the “Notes”). The Euro Notes consist of €600 million aggregate principal amount of 3.495% notes due 2028 (the “2028 Notes”), €800 million aggregate principal amount of 3.881% notes due 2030 (the “2030 Notes”), €800 million aggregate principal amount of 4.224% notes due 2032 (the “2032 Notes”) and €800 million aggregate principal amount of 4.728% notes due 2035 (the “2035 Notes”). The USD Notes consist of $550 million aggregate principal amount of 4.750% notes due 2029 (the “2029 Notes”), $600 million aggregate principal amount of 5.050% notes due 2031 (the “2031 Notes”), $700 million aggregate principal amount of 5.700% notes due 2036 (the “2036 Notes”) and $700 million aggregate principal amount of 6.625% notes due 2056 (the “2056 Notes”).

The Company intends to use the net proceeds from the offerings and sale of the Notes, together with other financing sources, to fund the announced acquisition of JDE Peet’s N.V. (“JDE Peet’s” and such acquisition, the “JDE Peet’s Acquisition”) and to pay related fees and expenses in connection with the JDE Peet’s Acquisition and related transactions. The Notes are subject to a special mandatory redemption if the JDE Peet’s Acquisition is not consummated by February 24, 2027.

The Euro Notes were issued pursuant to an indenture, dated as of March 26, 2026 (the “Base Indenture”), between the Issuer and U.S. Bank Trust Company, National Association, as trustee, registrar and transfer agent (the “Trustee”), as supplemented by the First Supplemental Indenture thereto, dated as of March 26, 2026, among the Issuer, the guarantors party thereto, the Trustee and U.S. Bank Europe DAC, UK Branch, as paying agent (the “First Supplemental Indenture”). The USD Notes were issued pursuant to the Base Indenture, as supplemented by the Second Supplemental Indenture, dated as of March 26, 2026, among the Issuer, the guarantors party thereto and the Trustee (the “Second Supplemental Indenture” and, collectively with the Base Indenture and the First Supplemental Indenture, the “Indenture”).

Interest on each series of the Euro Notes began accruing on March 26, 2026, the issue date of the Euro Notes. Interest on the 2028 Notes accrues at a rate of 3.495% per annum, payable annually on March 26 of each year, beginning on March 26, 2027. Interest on the 2030 Notes accrues at a rate of 3.881% per annum, payable annually on March 26 of each year, beginning on March 26, 2027. Interest on the 2032 Notes accrues at a rate of 4.224% per annum, payable annually on March 26 of each year, beginning on March 26, 2027. Interest on the 2035 Notes accrues at a rate of 4.728% per annum, payable annually on March 26 of each year, beginning on March 26, 2027. The 2028 Notes mature on March 26, 2028, the 2030 Notes mature on March 26, 2030, the 2032 Notes mature on March 26, 2032 and the 2035 Notes mature on March 26, 2035.

Interest on each series of the USD Notes began accruing on March 26, 2026, the issue date of the USD Notes. Interest on the 2029 Notes accrues at a rate of 4.750% per annum, payable semi-annually on March 26 and September 26 of each year, beginning on September 26, 2026. Interest on the 2031 Notes accrues at a rate of 5.050% per annum, payable semi-annually on March 26 and September 26 of each year, beginning on September 26, 2026. Interest on the 2036 Notes accrues at a rate of 5.700% per annum, payable semi-annually on March 26 and September 26 of each year, beginning on September 26, 2026. Interest on the 2056 Notes accrues at a rate of 6.625% per annum, payable semi-annually on March 26 and September 26 of each year, beginning on September 26, 2026. The 2029 Notes mature on March 26, 2029, the 2031 Notes mature on March 26, 2031, the 2036 Notes mature on March 26, 2036 and the 2056 Notes mature on March 26, 2056.

The interest rate payable on the Notes is subject to an interest rate step-up of 0.25% for each rating agency level downgrade below Baa3 by Moody’s Investors Service, Inc. or BBB- by S&P Global Ratings, subject to an aggregate maximum increase of 2.00%.

Prior to (i) March 26, 2028 (the maturity date of the 2028 Notes), in case of the 2028 Notes, (ii) February 26, 2030 (one month prior to the maturity date of the 2030 Notes), in the case of the 2030 Notes, (iii) February 26, 2032 (one month prior to the maturity date of the 2032 Notes), in the case of the 2032 Notes and (iv) December 26, 2034 (three months prior to the maturity date of the 2035 Notes) (each such date, the “Euro Par Call Date”), in case of the 2035 Notes, the Issuer may redeem the Euro Notes of any series, in whole or in part, at any time and from time to time at a “make-whole” premium, plus accrued and unpaid interest to the redemption date. On or after the applicable Euro Par Call Date, the Issuer may redeem the 2030 Notes, the 2032 Notes and the 2035 Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such series of Euro Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Prior to (i) February 26, 2029 (one month prior to the maturity date of the 2029 Notes), in the case of the 2029 Notes, (ii) February 26, 2031 (one month prior to the maturity date of the 2031 Notes), in the case of the 2031 Notes, (iii) December 26, 2035 (three months prior to the maturity date of the 2036 Notes), in the case of the 2036 Notes, and (iv) September 26, 2055 (six months prior to the maturity date of the 2056 Notes) (each such date, the “USD Par Call Date”), in the case of the 2056 Notes, the Issuer may redeem the USD Notes of any series, in whole or in part, at any time and from time to time, at a “make-whole” premium, plus accrued and unpaid interest thereon to the redemption date. On or after the applicable USD Par Call Date, the Issuer may redeem the 2029 Notes, the 2031 Notes, the 2036 Notes and the 2056 Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such series of USD Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Notes are the unsecured and unsubordinated obligations of the Issuer and rank equally in right of payment with all of the Issuer’s current and future unsubordinated indebtedness. The Notes are initially guaranteed by the Company and the Company’s subsidiaries that guarantee its other senior indebtedness, which guarantees will terminate upon the previously announced separation of the Company’s coffee and beverage businesses (the “Separation”). We expect JDE Peet’s to guarantee the Notes following the closing of the JDE Peet’s Acquisition. Following the Separation, the Notes will be guaranteed by the Issuer’s subsidiaries that guarantee its other senior indebtedness.

If a change of control triggering event (as defined in the Indenture) occurs, subject to certain exceptions, the Issuer must offer to repurchase the Notes at a purchase price equal to 101% of the principal amount, plus any accrued and unpaid interest to, but excluding, the repurchase date.

The Indenture contains customary events of default, including: (i) default in any payment of interest on any Note when due, continued for 30 days, (ii) default in the payment of principal of or premium, if any, on any Note when due, (iii) failure by the Company or the Issuer to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods and (iv) specified events involving bankruptcy, insolvency or reorganization of the Company or the Issuer or certain of their subsidiaries.

Prior to the Separation, the Company and its majority-owned subsidiaries are subject to certain negative covenants under the Indenture, including limitations on the ability of the Company and each such subsidiary to, among other things: (i) incur indebtedness secured by principal properties, (ii) enter into certain sale and leaseback transactions with respect to principal properties and (iii) enter into certain mergers, consolidations and transfers of substantially all of its assets. Following the Separation, such covenants apply to the Issuer and its majority-owned subsidiaries.

The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside of the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The offering of the Notes was not, and will not be, registered under the Securities Act or any state securities laws and therefore the Notes may not be offered or resold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

In connection with the issuance of the Euro Notes, the Issuer entered into a Registration Rights Agreement (the “Euro Notes Registration Rights Agreement”), dated March 26, 2026, by and among the Issuer, the guarantors party thereto, Morgan Stanley & Co. International plc, Goldman Sachs & Co. LLC and J.P. Morgan Securities plc as representatives of the initial purchasers, with respect to the Euro Notes. Additionally, in connection with the issuance of the USD Notes, the Issuer entered into a Registration Rights Agreement (the “USD Notes Registration Rights Agreement”, and together with the Euro Notes Registration Rights Agreement, the “Registration Rights Agreements”), dated March 26, 2026, by and among the Issuer, the guarantors party thereto, Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the initial purchasers, with respect to the USD Notes.

Pursuant to the Registration Rights Agreements, the Issuer has agreed to use commercially reasonable efforts to (i) file a registration statement on an appropriate form with respect to a registered offer to exchange each series or tranche of the Notes for new notes with terms substantially identical in all material respects to such series or tranche of the Notes (such new notes, the “Exchange Notes”) (except that the Exchange Notes will not contain terms with respect to transfer restrictions) and cause the registration statement to be declared effective under the Securities Act within 540 days of March 26, 2026 or (ii) in certain circumstances, file a shelf registration statement with respect to resales of the Notes.

The summary of the terms and provisions of the Notes, the Indenture and the Registration Rights Agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture and the Registration Rights Agreements, which are filed as exhibits hereto and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above with respect to the Notes and the Indenture is incorporated into this Item 2.03 by reference insofar as it relates to the creation of a direct financial obligation.

Forward-Looking Statements

Certain statements in this report may be considered “forward-looking statements,” such as statements relating to the Notes, the JDE Peet’s Acquisition or the Separation. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “forecast,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this report. Although the Company believes that its assumptions upon which such forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, (i) risks relating to the completion of the JDE Peet’s Acquisition and the Separation in the anticipated timeframe or at all, (ii) risks relating to the Company’s incurrence of significant debt or the Company’s entry into other funding alternatives, in each case, to fund the JDE Peet’s Acquisition, including which may result in dilution to the Company’s stockholders or introduce complexity to the Company’s capital structure, (iii) additional risks associated with the JDE Peet’s Acquisition and those geographies where JDE Peet’s currently operates, (iv) the Company’s ability to successfully integrate JDE Peet’s into the Company’s business, or that such integration may be more difficult, time-consuming or costly than expected, (v) constraints on management’s attention to operating and growing the Company’s business during the execution of the JDE Peet’s Acquisition and the Separation, (vi) the potential downgrade of the Company’s credit ratings as a result of debt incurred and/or assumed in connection with the JDE Peet’s Acquisition and the Separation, (vii) the risk that the JDE Peet’s Acquisition and the Separation may incur significant additional costs, (viii) the risk of potential litigation, (ix) negative effects of the announcement and pendency of the JDE Peet’s Acquisition and the Separation on the Company’s share price, (x) the ability to achieve the anticipated strategic and financial benefits from the Separation, and (xi) the other risks and uncertainties discussed in the Company’s press releases and public filings. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of March 26, 2026, between the Issuer and U.S. Bank Trust Company, National Association, as trustee, registrar and transfer agent.

4.2	First Supplemental Indenture, dated as of March 26, 2026, among the Issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, registrar and transfer agent, and U.S. Bank Europe DAC, UK Branch, as paying agent (including forms of 3.495% Senior Notes due 2028, 3.881% Senior Notes due 2030, 4.224% Senior Notes due 2032 and 4.728% Senior Notes due 2035).

4.3	Second Supplemental Indenture, dated as of March 26, 2026, among the Issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, registrar and transfer agent (including forms of 4.750% Senior Notes due 2029, 5.050% Senior Notes due 2031, 5.700% Senior Notes due 2036 and 6.625% Senior Notes due 2056).

4.4	Registration Rights Agreement, dated March 26, 2026, by and among the Issuer, the guarantors party thereto, Morgan Stanley & Co. International plc, Goldman Sachs & Co. LLC and J.P. Morgan Securities plc.

4.5	Registration Rights Agreement, dated March 26, 2026, by and among the Issuer, the guarantors party thereto, Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.

By:	/s/ Anthony Shoemaker
	Name:	Anthony Shoemaker
	Title:	Chief Legal Officer, General Counsel and Secretary

Date: March 26, 2026